EXHIBIT 10.3


                       TESSA COMPLETE HEALTH CARE, INC.
                            A Georgia Corporation

                            SUBSCRIPTION AGREEMENT
                            ----------------------

 TESSA COMPLETE HEALTH CARE, INC.
 35 Fulford Avenue, Suite 100
 Bel Air, MD  21014

 Ladies and Gentlemen:

 You have informed me that Tessa Complete Health Care, Inc., a Georgia corporation (the "Company"), intends to issue me one hundred million (100,000,000) shares of the Company's $0.02 par value common stock (the "Shares") in accordance with a private placement by investing the sum of Two Hundred Thousand Dollars ($200,000.00) at a price per share of $ 0.002.

 Subject to the terms and conditions hereof, I hereby irrevocably tender this Subscription Agreement with the full knowledge and understanding that my decision to accept the Shares is an investment decision on my part. I further acknowledge and understand that I am tendering this Subscription Agreement with the knowledge that the Company is entering into a Consulting Agreement with Dan Smith regarding one hundred and sixty-six million (166,000,000) shares of the Company's $0.02 par value common stock.

 In light of the foregoing, I agree with the Company as follows:

 (1) By the execution of this document, I acknowledge that I understand that the Company is relying upon the accuracy and completeness hereof in complying with its obligations under applicable federal and state securities laws.

 (2) Representations and Warranties by Subscriber. I represent and warrant as follows:

      (a) I understand that the Shares have not been registered under the Securities Act of 1933, as amended, or under the Oregon Securities Law, ORS Chapter 59, or under any other applicable state securities law, and I have no right to require a registration;

      (b) I have adequate means of providing for my current needs and possible personal contingencies without having need to resort to the funds or other assets contemplated to be used for the acquisition of the Shares;

      (c) I have a net worth sufficient to bear the risk of losing my entire investment in the Company;

      (d) I have sufficient knowledge and experience in business and financial matters so as to be able to evaluate the relative risks and merits of an investment in the Company;

      (e) By reason of my pre-existing personal or business relationship with one or more of the directors or executive officers of the Company, by reason of my own business relationship with the Company, or by reason of my own business or financial experience, I could be reasonably assumed to have the capacity to protect my own interests in connection with this transaction;

      (f) The Shares which are the subject of this Agreement will be acquired solely for my own account as an investment and will not be purchased with a view toward distribution, resale, subdivision, or fractionalization thereof;

      (g) I recognize that the Shares, as an investment, involve special and substantial risks and I have taken full cognizance of and understand all of the material risk factors related to the purchase of Shares;

      (h) I realize that the Shares cannot be readily sold as there will be no public market and that I may not be able to sell, redeem, or dispose of my interest in the Company without a potential loss on my investment; therefore, I must not purchase the Shares unless I have liquid assets sufficient to assure that my purchase will cause me no undue financial difficulties;

      (i) I understand that my right to sell or otherwise transfer the Shares will be restricted, unless the Shares are registered or qualify for an exemption from registration under the Securities Act of 1933, as amended, the Oregon Securities Law, ORS Chapter 59, and other applicable state securities laws;

      (j) I have carefully read all financial and other documents concerning the Company and its management that have been supplied to me by the Company or filings that the Company has made with the Securities and Exchange Commission which are publicly available. The Company has made available to me and, if I so requested, to my attorney and accountant all documents that were requested relating to an investment in the Company and has provided answers to all questions asked of it concerning an investment in the Company. In evaluating the suitability of an investment in the Company, I have not relied upon any representations or other information (whether oral or written) other than as contained in any such documents or answers to questions so furnished to me by the Company;

      (k) I have been advised to consult with my own attorney regarding legal matters concerning the Company and to consult with independent tax counsel or advisers regarding the tax consequences of investing in the Company;

      (l) I acknowledge that the information received in connection with this Subscription Agreement is confidential and non-public and agree that all of the information will be kept in confidence by me and neither used by me to my personal benefit (other than in connection with my subscription for Shares) nor disclosed to any third party for any reason; provided, however, that this obligation does not apply to any such information which:
           (i) is part of the public knowledge or literature and is readily accessible at the date hereof; (ii) becomes part of the public knowledge or literature and thus readily accessible by publication (except as a result of a breach of this provision); or (iii) is received from third parties (except third parties who disclose it in violation of any confidentiality agreements they may have with the Company);

      (m) I recognize that the sale of the Shares to me will be based upon the representations, warranties, and statements made by me herein; and I hereby agree to indemnify the Company and to hold it and its officers, directors, employees, agents, and affiliates harmless from and against any and all loss, damage, liability, or expense, including costs and reasonable attorney's fees, to which it or they may be put or which it or they may incur by reason of, or in connection with, any misrepresentation made by me in this Subscription Agreement, any breach by me of my warranties, and/or failure by me to fulfill any of the covenants or agreements set forth herein or arising out of the sale or distribution by me of any of the Shares in violation of the Securities Act of 1933, as amended, the Oregon Securities Law, ORS Chapter 59, or any other applicable federal or state securities or "blue sky" laws;

      (n) I agree that, subject to limitations imposed under any applicable federal or state securities laws or administrative interpretations thereof, any action or proceeding brought by me against the Company, or by the Company against me, arising directly or indirectly in connection with, out of, or from this investment shall be resolved by arbitration in San Diego, California, in accordance with the rules then in effect of the American Arbitration Association and applicable provisions of California law. The expense of such arbitration shall be borne equally by the parties thereto; and judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction thereof. I further agree that in any such action or proceeding I shall not seek punitive damages as part of the arbitration award.


 IN WITNESS WHEREOF, I have executed this Subscription Agreement.

 EFFECTIVE the 2nd day of January, 2002.

 [Please sign in the same manner as the Shares are to be registered.]



 FOR SUBSCRIPTION BY                FOR SUBSCRIPTION BY AN
 INDIVIDUAL(S):                     ENTITY:  [See Note (1) Below]

 /s/ William A. Leonard             Health & Fitness of Oregon
 Subscriber (Signature)             Subscriber (Type or Print Name)

 ___________________________        By: William A. Leonard
 Type or Print Name                 Signature of Representative


                                    President
                                    Type or Print Name and Title or
                                    Capacity of Representative

                                    93-1200456
                                    -----------------------
                                    Employer Identification
                                    Number of Subscriber

 ______________________________     ____________________________
 Address                            Address


 ____________________________       ____________________________
 Telephone Number                   Telephone Number

                                    ______  Partnership

                                    __X__  Corporation

                                    ______ Pension and Profit
                                           Sharing Plan

                                    ______ Trust

                                    ______ Estate

                                    ______ Joint Venture


                                    Note (1)  An entity must include with
                                    this Subscription Agreement a true copy
                                    of the written documentation authorizing an investment of this nature by the entity.

 ACCEPTED BY:

 TESSA COMPLETE HEALTH CARE, INC.
 A Georgia Corporation

 /S/ Brian L. Regan
 ------------------
 BRIAN L. REGAN
 President & CEO



 DATE: January 3, 2002